FGT3 P1 03/21

SUPPLEMENT DATED MARCH 2, 2021

TO THE PROSPECTUS DATED DECEMBER 1, 2020

OF

FRANKLIN GLOBAL TRUST

(Franklin International Small Cap Fund)

The Prospectus is amended as follows:

I.  The portfolio management team under “FUND SUMMARIES – Portfolio Managers” section is revised as follows:

Portfolio Manager

Edwin Lugo, CFA   Research Analyst of FT Institutional and Portfolio Manager of the Fund since 2006.

II. The portfolio management team under the “Fund Details-Management” section in the prospectus is revised as follows:

Edwin Lugo, CFA   Portfolio Manager of FT Institutional

Mr. Lugo has been lead portfolio manager of the Fund since 2006. Mr. Lugo has primary responsibility for the investments of the Fund. Mr. Lugo has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which Mr. Lugo may perform these functions, and the nature of these functions, may change from time to time. Mr. Lugo joined FT Institutional in 2006.

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Please keep this supplement with your Prospectus for future reference.